                                                                  EXHIBIT 10.12

                          PROFESSIONAL ADJUSTERS, INC.
                               W. 6355 STACH ROAD
                           COEUR D'ALENE, IDAHO 83814
                    PHONE: (208) 664-3344 FAX: (208) 663-1199

                                    APPRAISAL
                              FAUSETT INTERNATIONAL
                                  OSBURN, IDAHO


The purpose of this report is to document inventory and value of certain items at Fausett International in Osburn, Idaho. The documentation will describe several categories including:

Loaders, trucks, drills, miscellaneous mining equipment, compressors, licensed vehicles, electrical system inventory, mechanical parts inventory, valves, hoses and fittings and Victraulic supplies.

                                 SURVEY METHODS

Separate surveys were conducted for each category indicated. Survey methods and results are described specifically for each category.

This survey does not include real estate, buildings, signage, fencing, office equipment, miscellaneous small tools and some equipment not available for inspection during my three trips to the Osburn location.

The nine page equipment and inventory list as supplied by Fausett International is attached and was used as guide for confirming the existence or non-existences of certain articles, the condition and serial numbers where applicable and the probable retain value. My report indicates that articles would be worth approximately 30% less during a forced or "quick sale".

A recap of the probable values is shown on page two of this report. Copies of notes and inventory are attached and numbered 1 through 9.

                                   DISCLAIMER

This survey and appraisal is not represented to be absolute. It is merely an opinion of this evaluator based on descriptions and examinations of the articles described. This evaluator will not be held responsible for damages or any claim as a result of anyone's reliance upon the values and/or opinions contained in this report.


                                                              Sincerely,

                                                              /S/ CLYDE JAMES
                                                              ---------------
                                                              Clyde James
                                                              President

APPRAISAL

                                       FAUSETT INTERNATIONAL
                                           OSBURN, IDAHO

                                    RECAP INVENTORY PAGE VALUE

1.   Loaders                                         1                            $    345,000.00
2.   Trucks                                          1                            $    170,000.00
3.   Drills                                          1                            $    456,000.00
4.   Miscellaneous (bottom pg 1)                     1                            $     92,000.00
5.   Equipment                                       2                            $    180,000.00
6.   Vehicles                                        2                            $     64,000.00
7.   Victraulics                                     8 & 9                        $     16,528.90
8.   Electric Supplies                               3 & 4                        $    150,000.00
9.   Parts                                           5                            $     91,481.00
10.  Supplies - Green Building                       6 & 7                        $     82,059.00
                                                                                  ----------------

                                                     Total Value - Retail         $  1,647,068.90

                                                     Less 30% for "Quick Sale"    $    494,120.67

                                                     Wholesale Value              $  1,152,948.23



                                                                       /s/ Clyde James

Exhibit to Purchase Agreement dtd 8/22/97

QTY           YR          MFG         EQ #                     MODEL       ENGINE       S/N         PRICE

LOADERS:
            1 EARLY 70'S  WAGNER                               ST-2B                                      20000
            1 EARLY 70'S  WAGNER                               ST-2B                                      20000
            1        1981 WAGNER               301             3 1/2 YD LHDF-8L #413    DA04C489          45000
            1        1984 WAGNER               302             3 1/2 YD LHDF-8L #413    DA04P449          20000
            1        1981 WAGNER               501             ST-5H LHD   F-12L #413   421-81            25000
            1        1991 WAGNER               601             ST-6C LHD   F-10L #413   DA1490434         95000
            1        1989 WAGNER               602             ST-6C LHD eoF-10L #413   DA14P0344         85000

TRUCKS:
            1        1990 WAGNER      HT03                     MT-416      F-8L #413    DB06P0260         45000
            1        1989 EIMCO       HT02                     JD 415-B    F-8L #413           1793       35000
            1        1988 EIMCO       HT01                     JD 415-B    F-8L #413           1664       35000
            1        1987 DUX                                  DT-15       3306-CAT             661       10000

DRILLS:
            1        1995 GARDNER DENVMK-35                    2 BOOM JUMBO             IJ87K36          225000
            1        1987 MERC 14 SINGLE BOOM                  JUMBO                    ID#2331           70000
            3             GARDNER DENVER AIR TRACKS   3100                 W/PR123 DRILLLS                36000
            1             GARDNER DENVER MINI BOOM LONG HOLE DRILL                                        20000
           21 &  11       JACKLEG & STOPERS                    $1,000 @                                   31000
            2 SINKING HAMMERS,   5 CHIPPING HAMMERS,  4 SPLITTERS                                         11000

MISCELLANEOUS:
            1             CYDERMAN-HERMAN W/SPARE BOOM                                                    12500
            1        1979 ADSPACE                              12'X63' DRYHOUSE         ID#3034           15000
                          8 Showers, 4 Sinks, 2 Toilets 2 Urinals, Electr. Heat &A/C
            1             CATERPILLAR                          GEN SET ON SKIDS 365 K.W.                  30000
                          3 Phase 480 Volts 3408B CAT Powered
            1             INGERSOLL RAND                       SR2000 SERIES ELECTRIC                     14000
                          COMPRESSOR 800 CFM 3 Phase 480 Volt
            6             5 40'  & 1  30'  storage vans        $2,500 @                                   15000
            1             20'  Shipping container                                                          2000
            1             30' OFFICE / DRY TRAILER                                                         6000
            1             14' Flat Trailer w/Tilt                                                           500
            1             8'X12'  Tool Trailer                                                              500
            2 1978-79     GARDNER DENVER FLEXAIR COMPRESSORS               750CFM       11,000@           22000
            2 1980s       ATLAS COPCO COMPRESSORS                          175CFM       5,000@            10000
            1             GRADNER DENVER 300 COMPRESSOR                    300CFM                          7500
            1             JARVIS CLARK SIZZORLIFT                                                         30000
            1             GETMAN LUBE TRUCK                                                               15000
            1             GETMAN PERSONNEL CARRIER                                                        15000
            3             WELDERS,  1 HOBART,  2 LINCOLN                                4,000@            12000
            1             SHOTCRETE MACHINE                                                               20000
            1             FIAT ALLIS DOZER                     FD5                                        25000
            1             MANCHE MOTOR                         24" Gauge                                   7500
            1             PLYMOUTH LOCOMOTIVE #5903                                                       15000
            4             2@ 20CELL &40CELL LOCO & BATTERY CHARGERS                                        8250
            1             12B MUCKER                           24" Gauge                                   6000
            4             ORE AND TIMBER CARS FOR RAIL  $2,500 @                                          10000
VEHICLES:
            1        1994 FORD 3/4 TON 4X4 P.U                 12,000 - 11,11FTHF26H6RLA28181               883
            2        1994 FORD 1/2 TON 4X4 P.U.                24,000. - 17,1FTEF14Y  6RNA12924            6322
            1        1994 CHEV. 1/2 TON P.U.                   1GCFK24H1RE232235      " 1RLA13782         12000
            1        1983 DODGE FLATBED 1 TON                  1B6WW34W6DS402919                           3000
            1        1981 GMC V-7 FLATBED 2 1/2 TON            1GDL7D1G1BV56550                            7000
            1        1985 FORD F250 DIESEL P.U.                2FTHF2619FCA67565                           2000
            1        1994 FORD VAN                             10,000 - 10,621SOLD                         -621
            1        1989 CHEV. 1/2 TON 4X4 P.U.               1GCDK14K8KZ228257                           3000
            1        1982 CHEV. 4X4 DIESEL                     2GCEK24C1C1163412                           2000
OFFICE EQUIPMENT:
            1        1996 MSD IBM PENTIUM  W/MONITOR,PRINTER,&SOFTWARE                                     3000
            1             IBM COMPAT. 386 W/MONITOR,PRINTER, SOFTWARE                                      1000
            1        1995 MINOLTA EP1081 COPIER                                                            3000
                          4 DESKS & CHAIRS, 9 3Drawer File Cabinets                                        3000

VICTRAULIC SUPPLIES   value based on '95 inventory                 See attached sheets pgs B 3 & B 4      16000
PUMPS, FANS, LAMPS & CHARGERS  See attached.                      Pg. B 5                                 77934
MISC PARTS IN GREEN BUILDING    See atttached.                   Pgs B 6 & B 7                            58345
MISC PARTS IN SHOP AND SHED FOR EQUIP. ABOVE.  See Attached Pg. B 8.                                      91481

                          TOTAL:                                                                        1416094




                                                               Pg. B 2
FANS  PUMPS  LAMPS  &  CHARGERS  ATTACHMENT TO LIST


FANS:
            1             250HP - 480V (Windings B.O.)                                                     8000
            3             40hp - 480v                          1,500 @                                     4500
            2             7.5hp - 480v                         900 @                                       1800
            1             60hp                                                                             2000
            2             3hp -480v 3phase                     700@                                       14000
            1             40hp - 480v 3ph.  windings bad                                                   1500
                                                                                                          31800
PUMPS:
            5             13HP FLYGHT PUMMPS 480v-3ph                      4,900@                         24500
            1             58HP FLYGHT -480v-3ph                                                            5900
            1             7.5HP FLYGHT 480v  3ph                                                           1500
            1             1HP FLYGHT 480v 3ph                                                               800
            2             GOULD 1HP 480v 3ph                               498@                             996
                                                                                                          33696
LAMPS & CHARGERS
           36             WHEAT LAMPS                                      130@                            4680
            9             10 LAMP CHARGERS                                 862.@                           7758
                                                                                                          12438

TOTAL THIS ATTACHMENT                                                                                     77934




            FAUSETT MINE SERVICES ELECTRICAL SUPPLIES.                         'B'          Page 3 of 9
DISCONNECTS                                                                        UNIT           TOTAL
          1 EA    400A-600V-3PHASE-FUSED                                        $       800              $ 800
          1 EA    250A-600V-3PHASE-BREAKER                                      $       650              $ 650
          3 EA    200A-600V-3PHASE-FUSED                                        $       454            $ 1,362
          3 EA    100A-600V-3PHASE-FUSED                                        $       280              $ 840
          4 EA    100A-600V-3PHASE-BREAKER                                      $       291            $ 1,164
          2 EA    60A-600V-3PHASE-FUSED                                         $       125              $ 250
          4 EA    30A-600V-3PHASE-FUSED                                         $        75              $ 300
          2 EA    15A-600V-1PHASE-BREAKER                                       $        50              $ 100
          1 EA    200A-5KV-3PHASE-FUSED-4.8KV                                   $     1,500            $ 1,500
          1 EA    PORTABLE DISTRIBUTION PANEL W/2-400A                          $     2,500            $ 2,500
                    BREAKERS, 1-100A BREAKER, 1-50A
                    BREAKER-600V-3PHASE
          4 EA    100A-2400-3PHASE-FUSED                                        $        10               $ 40
          1 EA    60-A-2400-3PHASE-FUSED                                        $        30               $ 30

LIGHT PANELS
          3 EA    100A-120/240V-1PHASE-W/BREAKERS                               $        75              $ 225
          2 EA    60A-120/240V-1PHASE-W/BREAKERS                                $        50              $ 100

MAGNETIC COMBINATION STARTERS
          3 EA    SIZE 4                                                        $     1,200            $ 3,600
          1 EA    SIZE 3                                                        $       800              $ 800
          8 EA    SIZE 2  INCLUDES 5 AT TOWNSEND                                $       365            $ 2,920
          1 EA    SIZE 1                                                        $       200              $ 200
          5 EA    MANUAL SIZE 0 STARTERS                                        $        75              $ 375

TRANSFORMERS
          2 EA    15KFA-1PHASE-120/240/480V-FOR LIGHTING                        $       750            $ 1,500
          1 EA    15KVA-1PHASE-120/240/480V COMPLETE                            $     1,000            $ 1,000
                    WITH BREAKER
          1 EA    7.5KVA-1PHASE-120/240/480V COMPLETE                           $       750              $ 750
                    WITH BREAKER
PHONES
          9 EA    12V PAGE PHONES                                               $       380            $ 3,420

SPLICE KITS
          4 EA    HIGH VOLTAGE SPLICE KITS HVMSK-3C-582                         $       202              $ 808

PUMPS
          5 EA    13HP FLYGHT PUMPS-480V-3PHASE                                 $     4,900           $ 24,500
          1 EA    58HP FLYGHT PUMPS-480V-3PHASE                                 $     5,900            $ 5,900
          1 EA    7.5HP FLYGHT PUMP-480V-3PHASE                                 $     1,500            $ 1,500
          1 EA    1HP FLYGHT PUMP-480V-3PHASE                                   $       800              $ 800
          2 EA    GOULD 1HP FLYGHT TYPE PUMPS-480V-3PHASE                       $       498              $ 996

WIRE
       2000 FT    4/0-3COND W/GRND GGC 6000V CABLE                              $      6.52           $ 13,040
        250 FT    350MCM 3COND W/GRND GGC 600V                                  $        12            $ 3,000
       1500 FT    2/0 3COND W/GRND 15KV-INCLUDES ATLAS                          $         5            $ 7,500
                                                                                            -------------------
                                                                                                      $ 82,470



                                                                               'B'           Page 4 of 9
WIRE CONTINUED
        300 FT    #2 3COND W/GRND 8KV                                           $        5             $ 1,500
        300 FT    2/0 3COND W/GRND XLPE 15KV PLASTIC                            $        4             $ 1,200
                    WITH ARMOR

FANS
          1 EA    250HP - 480V                                                  $    8,000             $ 8,000
          3 EA    40HP - 480V                                                   $    1,500             $ 4,500
          2 EA    7.5HP - 480V                                                  $      900             $ 1,800
          1 EA    60HP - 480V                                                   $    2,000             $ 2,000
          2 EA    3HP - 480V-3PHASE                                             $      700             $ 1,400
          1 EA    40HP - 480V-3PHASE-WINDINGS BO                                $    1,500             $ 1,500

MOTOR CONTROL CENTER
          1 EA    MCC W 6 EA SIZE 2 ALLEN BRADLEY                               $    2,500             $ 2,500
                    STARTERS W/FUSE DISCONNECTS

GEN SETS - OLDER UNITS NOT ON EQUIPMENT INVENTORY
          1 EA    75KW-3PHS-480V/240V/120V                                      $   15,000            $ 15,000
          1 EA    40KW-3PHS-480V/240V/120V NO STARTER MTR                       $    5,000             $ 4,000

CAP LAMPS AND CHARGERS
         36 EA    WHEAT LAMPS                                                   $      130             $ 4,680
         10 EA    LAMP CHARGERS                                                 $      862             $ 8,620

LOCOMOTIVES AND CHARGERS
          1 EA    GE 7 1/2 TON LOCOMOTIVE PLYMOUTH #5903                        $   15,000            $ 15,000
          1 EA    40 CELL LOCOMOTIVE CHARGER HERTNER                            $    5,000             $ 5,000
          1 EA    20 CELL LOCOMOTIVE CHARGER 31 TRU 2009                        $    2,000             $ 2,000
          1 EA    MG 20 CELL BATTERY CHARGER                                    $      500               $ 500
          1 EA    MG 40 CELL BATTERY CHARGER                                    $      750               $ 750


                                                   6/27/97     THIS PAGE TOTAL                        $ 79,950
                                                              TOTAL ELECTRICAL  $  162,420           $ 150,000



                                                                               'B'           Page 5 of 9
                  PARTS INVENTORY                10/3/95
          2 EA    BRAKE VALVES TRUCKS & LOADERS 1600 @                          $    3,200             $ 2,500
                  THROTTLE CONVERTERS & ORBITAL STEERING                        $    5,000             $ 4,000
                    VALVES
                  HYDRAULIC PUMPS                                               $    5,000             $ 5,000
                  MISC. STARTERS                                                $    2,500             $ 2,000
                  5YD DIFFERENTIAL LOADER                                       $    2,500             $ 2,000
                  5YD TORQUE CONVERTER DUETZ                                    $    3,500             $ 3,500
         16 EA    VAR. SIZES DRIVE LINES & YOKES                                $    3,600             $ 2,000
         28 EA    UNIVERSAL JOINTS VAR. SZ.                                     $      800               $ 800
          8 EA    NEW DUETZ HEADS 532 @                                         $    4,256             $ 4,256
         24 EA    912W HEADS 125 @                                              $    3,000             $ 3,000
          9 EA    413 HEADS 125 @                                               $    1,125             $ 1,125
                  HYDRAULIC PUMPS 2 STACK FOR 206 BOOMER                        $    7,000             $ 7,000
          5 EA    RACKS MISC PINS & BUSHINGS                                    $    5,000             $ 5,000
                  INJECTOR PUMPS:  SOME ARE USED
          2 EA    3 CYCL 912W 1000 @                                            $    2,000             $ 1,000
          2 EA    4 CYCL 912W 1000 @                                            $    2,000             $ 1,000
          3 EA    6 CYCL 912W 1000 @                                            $    3,000             $ 4,000
          2 EA    8L413 1000 @                                                  $    2,000             $ 1,000
                  MISC. DUETZ PARTS                                             $    7,000             $ 7,000
                  ONE VAN FULL FILTERS NEW $30,000                              $  15,000
                                                             COMPLETE DISARRAY                         $ 3,000
          8 EA    BRAKE KITS 1200 @                                             $    9,600             $ 9,600
                  MISC WAGNER/CLARK COMPONENTS                                  $    3,500             $ 3,500
          4 EA    TURBO'S ALTITUDE COMPS. 800 @                                 $    3,200             $ 3,200
                  VARIOUS HYDR CYCLINDERS, PISTON RODS                          $   15,000            $ 15,000
                    REPAIR KITS
          3 EA    HYDR. COOLERS & RADIATORS 1200 @                              $    3,600             $ 3,000
                                                                                            -------------------
                                                                               TOTAL THIS PAGE        $ 91,481



                                                                               'B'           Page 6 of 9
GREEN BUILDING:
          1 EA    AIR POWERED WELDER                                            $    2,000
          3 EA    PISTON PUMPS                                                  $    3,300
          1 EA    GROUT PUMP - HAND OPER.                                       $      800
          1 EA    ALIMAK CLIMBER MOTOR                                          $    1,800
          1 EA    G.D. FEED MOTOR & GEAR BOX                                    $    2,000
       1000 FT    VENT BAG VAR. SIZE 2.25 @                                     $    2,250
          3 EA    AIR SAWS - 5@300, 2@1200, 1@1500                              $    2,400
                  7 SHELVES MISC G.D. PARTS                                     $    6,000
          3 EA    CHEST VALVES 700 @                                            $    2,100
         10 EA    CHEST VALVES 350 @                                            $    3,500
          4 EA    CYDERMAN AIR VALVES 150 @                                     $      600
                  5 SHELVES MISC WAGNER & MANTRIP PARTS,                        $    8,000
                    BUSHINGS, BEARINGS, PINS, HYDR. & WATER
                    PUMP PARTS
                  HILTI CONCRETE DRILL ELECTRIC                                 $    2,000
          2 EA    DH 123 DRIFTER DRILLS 1 DISMANTLED 2800 @                     $    5,600
                  MISC 310 CAVO PARTS                                           $    4,000
                                                                               -------------
                                                               TOTAL THIS PAGE  $   46,350



                                                                               'B'           Page 7 of 9
          3 EA    AIR TUGGERS WINCH 700 @                                       $    2,100
         12 EA    6" & 8" CHEAVE BLOCKS 150 @                                   $    1,800
                  MISC. WELDON AIR PUMP PARTS                                   $    2,500
                  MISC. PIPE FITTINGS - NOT VICTROLIC                           $    1,000
                  432 VAR SIZES DRILL BITS (1 1/4 TO 4") 52 @                   $   22,464
                  MISC. JACKLEG LEG PARTS                                       $    1,000
                  SAFETY EQUIPMENT RESPIRATORS                                  $      500
         12 EA    50' 1" AIR HOSES 160 @                                        $    1,920
         11 EA    50' 2" AIR HOSES 175 @                                        $    1,925
                  MISC. CATEPILLAR PARTS                                        $      500
                                                                               -------------
                                                               TOTAL THIS PAGE  $   35,709
                                                                  TOTAL PAGE 6  $   46,350
                                                 TOTAL GREEN BLDG (PAGES 6 & 7) $   82,059



                                                                               'B'           Page 8 of 9
QUANT             DESCRIPTION                                                   PRICE        TOTAL
          9 EA    2X2X1 NO25 VIC TEE                                            $    21.76            $ 195.84
          1 EA    NO29 VIC TEE NPT                                              $    23.04             $ 23.04
         35 EA    NO20 VIC TEE                                                  $    10.06            $ 352.10
          4 EA    NO50 VIC REDUCER                                              $     7.71             $ 30.84
          6 EA    4X2 NO50 VIC REDUCER                                          $     9.00             $ 54.00
          3 EA    2X1 NO51 VIC REDUCER NPT                                      $     9.03             $ 27.09
          1 EA    4X2 NO51 VIC REDUCER NPT                                      $    12.04             $ 12.04
         54 EA    2" NO10 90 DEGREE                                             $     6.53            $ 352.62
         45 EA    2" NO11 45 DEGREE                                             $     6.53            $ 293.85
         67 EA    2" NO12 22 1/2 DEGREE                                         $     6.97            $ 466.99
         12 EA    2" NO13 11 1/4 DEGREE                                         $    16.67            $ 200.04
        177 EA    2" NO77 VIC COUPLING                                          $    10.30          $ 1,823.10
         11 EA    2X1 NO72 VIC DROP NPT                                         $    13.81            $ 151.91
         32 EA    1" NO77 VIC COUPLING                                          $     3.53            $ 112.96
         20 EA    3" NO77 VIC COUPLING                                          $     6.16            $ 123.20
          4 EA    2 1/2" NO12 22 1/2 DEGREE                                     $     7.31             $ 29.24
          3 EA    3" NO13 11 1/4 DEGREE                                         $    10.25             $ 30.75
          8 EA    3" NO12 22 1/2 DEGREE                                         $    10.25             $ 82.00
          8 EA    3X2 NO50 VIC REDUCER                                          $     7.66             $ 61.28
         12 EA    3" NO11 45 DEGREE                                             $    11.61            $ 139.32
         13 EA    3" NO10 90 DEGREE                                             $    11.61            $ 150.93
         12 EA    3" NO78 SNAP JOINT                                            $    16.23            $ 194.76
        150 EA    4" NO77 VIC COUPLING                                          $    10.40          $ 1,560.00
         13 EA    4" NO10 90 DEGREE                                             $    19.32            $ 251.16
         28 EA    4" NO12 22 1/2 DEGREE                                         $    13.75            $ 385.00
         37 EA    4" NO11 45 DEGREE                                             $    19.32            $ 714.84
          8 EA    4" NO13 11 1/4 DEGREE                                         $    13.75            $ 110.00
          9 EA    4X1 NO25 TEE                                                  $    26.06            $ 234.54
          1 EA    4X2 NO29 TEE                                                  $    28.94             $ 28.94
          2 EA    4X1 NO72 DROP NPT                                             $    14.57             $ 29.14
          7 EA    6X1 1/2 NO72 DROP                                             $    22.47            $ 157.29
         30 EA    6" NO77 VIC COUPLINGS                                         $    18.67            $ 560.10
         11 EA    6" NO10 90 DEGREE                                             $    36.10            $ 397.10
         14 EA    6" NO12 22 1/2 DEGREE                                         $    39.01            $ 546.14
          4 EA    6" NO20 TEE                                                   $    58.76            $ 235.04
          4 EA    6" NO715 CHECK VALVE                                          $   212.46            $ 849.84
          2 EA    4" NO715 CHECK VALVE                                          $   111.64            $ 223.28
          2 EA    2" NO715 CHECK VALVE                                          $    81.40            $ 162.80
         37 EA    8" NO77 VIC COUPLING                                          $    32.12          $ 1,188.44
          6 EA    12" NO77 VIC COUPLING                                         $    54.94            $ 329.64
          3 EA    8" NO10 90 DEGREE                                             $    75.76            $ 227.28
          3 EA    8" NO11 45 DEGREE                                             $   100.88            $ 302.64
          1 EA    8X6 NO50 REDUCER                                              $    47.84             $ 47.84
          3 EA    6" BUTTERFLY VALVE                                            $   223.94            $ 671.82
          5 EA    4" BUTTERFLY VALVE                                            $   100.63            $ 503.15
          7 EA    3" BUTTERFLY VALVE                                            $    74.89            $ 524.23



                                                                               'B'           Page 9 of 9
          6 EA    2" BUTTERFLY VALVE                                            $    45.40            $ 272.40
          2 EA    2" BALL VALVE                                                 $    54.28            $ 108.56
          6 EA    2" BALL VALVE NPT                                             $    24.01            $ 144.06
          2 EA    6" NO995 VIC COUPLER                                          $    93.98            $ 187.96
          3 EA    4" NO60 CAP ENDS                                              $     5.91             $ 17.73
          2 EA    4X3 NO50 REDUCER                                              $    11.29             $ 22.58
          5 EA    4X2 NO51 REDUCER NPT                                          $    12.04             $ 60.20
          1 EA    6" WHY                                                        $   107.41            $ 107.41
          1 EA    6X4 NO51 REDUCER NPT                                          $    87.69             $ 87.69
          2 EA    4" WHY                                                        $    60.54            $ 121.08
          9 EA    4" NO78 SNAP JOINTS                                           $    20.90            $ 188.10
          3 EA    2" NO78 SNAP JOINTS                                           $    10.30             $ 30.90
          4 EA    1" NO78 SNAP JOINTS                                           $     7.87             $ 31.48
                                                                                            -------------------
                                                     TOTAL VICTROLIC INVENTORY                     $ 16,528.90


                                                                          RESUME

                                   CLYDE JAMES
                                  208/664-3344

                              SUMMARY OF EXPERIENCE

         PROFESSIONAL ADJUSTERS, INC. - IDAHO
                  August 1990 to Present, President/Owner

         PROFESSIONAL ADJUSTERS OF ALASKA, INC.
                  January 1984 to July 1990, President/Owner

         CIGNA INSURANCE COMPANIES
                  P. O. Box 196620, Anchorage, Alaska 99519-6620
                  January 1976 to December 1983, Appraiser/Adjuster,
                  Senior Adjuster
                  Home Office Supervisor, Regional Supervisor-Heavy Equipment and Auto

                  Special Projects: Liaison to NATB, Instructor, Property, Truck & Equipment claims.

         AETNA LIFE & CASUALTY
                  February 1971 to February 1974, Senior Claims Representative

         PROPERTY DAMAGE APPRAISERS, INC.
                  February 1971 to February 1974, Regional manager for Central and Western Regions

         CAPCO ADJUSTERS, INC.
                  February 1968 to February 1971, Senior Adjuster

                                    TRAINING

          Numerous insurance courses as follows: 1969 Casualty Course; 1972 personal lines course; 1973 Commercial Lines Course; 1977 Law for Claimsman; 1978 Successful Negotiations.

          Insurance Institute of America Courses-Ins. 21,22,23; Adjuster 21 &
          22.

                                   MEMBERSHIPS

          NTHECC (National Truck & Heavy Equipment Claims Council) from 1996 to 1998; International Association of Arson Investigators

REFERENCES (INSURANCE COMPANIES)

1) George David, Fireman's Fund Insurance Co., PO Box 5984, San Jose, Ca. 95150, 800-522-2233
2) John Mullen, Royal Insurance Co., 999 3rd Ave., Suite 2700, Seattle, Wa. 98121, 800-255-5469
3) Ivan Engh, Mutual of Enumclaw, 1460 Wells St., Enumclaw, Wa. 98022, 800-366-5551